UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08239

ProFunds
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2021

Item 1. Reports to Stockholders.

Semiannual Report

APRIL 30, 2021

	Investor	Service
Access Flex Bear High Yield ProFundSM*	AFBIX	AFBSX
Access Flex High Yield ProFundSM*	FYAIX	FYASX

* On April 23, 2021, Access Flex Bear High Yield Fund and Access Flex High Yield Fund each reorganized into newly created series within ProFunds, named Access Flex Bear High Yield ProFund and Access Flex High Yield ProFund, respectively.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at ProFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as banks & insurance companies).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

Table of Contents

1	Message from the Chairman
3	Allocation of Portfolio Holdings & Composition
5	Expense Examples
7	Financial Statements and Financial Highlights
15	Notes to Financial Statements
27	Board Approval of Liquidity Risk Management Program

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Message from the Chairman

Dear Shareholder:

As we move forward from the events of the past year, and as restrictions ease in both public and private sectors, we would like to take this opportunity to reaffirm our commitment to our ProFunds clients and to the effective management of our funds. I am pleased to be able to provide you with the Access Flex Bear High Yield ProFund and the Access Flex High Yield ProFund semiannual report to shareholders for the six months ended April 30, 2021.

High Yield Bonds Rally

The U.S. high yield bond market returned 7.3% over the reporting period, as measured by the Markit iBoxx® $ Liquid High Yield Index. High yield bonds rallied 6.5% during the fourth quarter of 2020 alone, as COVID-19 vaccine emergency authorizations led to renewed hope for a robust economic recovery. The high yield market continued to post strong results during the second half of the period, as higher-rated bonds declined, and Treasury yields remained historically low despite increasing slightly during early 2021.

Another important event during the reporting period was then President-elect Biden’s nomination of Janet Yellen, a former Federal Reserve chair, for treasury secretary. Bond investors’ concerns were eased as Yellen’s appointment could signal a better working relationship between the Federal Reserve and Treasury. The ability of these organizations to work together would impact the outcome of the planned coronavirus relief package, which was ultimately passed by Congress in March. After the relief package was signed into law, the yield on the 10-year Treasury bond rose to its highest level since February 2020.

The Fed Provides Guidance

In March, Fed Chairman Jerome Powell stated that the Federal Reserve wants to observe data of “actual progress, not forecast progress” that indicates a complete economic recovery. In Powell’s view, the economic progress must include improvement in labor markets before the Fed will adjust the fed funds rate. Those considerations aside, the Fed has signaled that it will not raise the fed funds rate before 2023, as long as inflation stays below 2%. Powell has also emphasized the U.S. central bank’s desire to assist in the return to full employment without worrying about inflation, unless prices rise “in a persistent and troubling way.” As of February, personal spending indicated that inflation had climbed 1.4% compared to the same period a year ago.

Treasury Bond Prices Decline, Yields Rise

During the reporting period, U.S. Treasury yields rose and pushed prices, which move opposite to yield, down. The 10-year yield increased to 1.7% on April 30 compared to 0.9% at the close of 2020, according to the U.S. Treasury.

1

The Bloomberg Barclays U.S. Aggregate Bond Index® fell 1.5% over the reporting period. The Ryan Labs 30 Year Treasury Index retreated 13.4%, and the Ryan Labs 10 Year Treasury Index declined 6.1%, with investors somewhat surprised by the rapid spike of the 10-year Treasury yield early in 2021.

Performance of Access Funds

The Access Flex High Yield ProFund returned 5.8% for the six months ended April 30, 2021. The Access Flex Bear High Yield ProFund moved in the opposite direction of the high yield market, as it’s designed to do, declining 8.2%.

Also during the period, both funds were reorganized from the former Access One Trust into ProFunds. We are confident this change may benefit investors by increasing the efficiency with which we manage the funds.

The names of the funds changed from the Access Flex High Yield Fund to the Access Flex High Yield ProFund, and from the Access Flex Bear High Yield Fund to the Access Flex Bear High Yield ProFund. The name changes to the funds were seamless for investors, requiring no action on their part, with neither the funds’ objectives nor investments changing as a result.

We thank you for the trust and confidence you have placed in us by choosing Access Funds and appreciate the opportunity to continue serving your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

Allocation of Portfolio Holdings & Composition

4 :: Allocation of Portfolio Holdings and Composition (unaudited)

Access Flex Bear High Yield ProFund

Investment Objective: The Access Flex Bear High Yield ProFundSM seeks to provide investment results that correspond generally to the inverse (-1x) of the total return of the high yield market, consistent with maintaining reasonable liquidity.

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	(96)%
Futures Contracts	(79)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex Bear High Yield ProFund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	(29)%
Consumer Non-Cyclical	(16)%
Financial	(11)%
Communications	(10)%
Energy	(9)%
Industry	(8)%
Basic Materials	(6)%
Utilities	(6)%
Technology	(5)%

Access Flex High Yield ProFund

Investment Objective: The Access Flex High Yield ProFundSM seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	84%
Futures Contracts	3%
U.S. Treasury Obligation	66%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex High Yield ProFund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	29%
Consumer Non-Cyclical	16%
Financial	11%
Communications	10%
Energy	9%
Industry	8%
Basic Materials	6%
Utilities	6%
Technology	5%

Expense Examples

6 :: Expense Examples (unaudited)

As a ProFund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution fees and service (12b-1) fees; and other ProFund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended April 30, 2021.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended April 30, 2021.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each ProFund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each ProFund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During Period*	Ending Account Value 4/30/21	Expenses Paid During Period*
Access Flex Bear High Yield ProFund – Investor	1.78%	$1,000.00	$917.50	$8.46	$1,015.97	$8.90
Access Flex Bear High Yield ProFund – Service	2.78%	1,000.00	913.00	13.19	1,011.01	13.86
Access Flex High Yield ProFund – Investor	1.78%	1,000.00	1,057.50	9.08	1,015.97	8.90
Access Flex High Yield ProFund – Service	2.78%	1,000.00	1,052.20	14.15	1,011.01	13.86

*	Expenses are equal to the average account value over the period multiplied by the ProFund’s annualized expense ratio, multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Financial Statements and Financial Highlights

8 :: Access Flex Bear High Yield ProFund :: Schedule of Portfolio Investments :: April 30, 2021 (unaudited)

Repurchase Agreements (27.5%)

	Principal Amount	Value
Canadian Imperial Bank of Commerce, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $6,000 (Collateralized by $6,300 U.S. Treasury Notes, 0.375%, 11/30/25, total value $6,196)	$6,000	$6,000
Credit Agricole, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $12,000 (Collateralized by $12,000 U.S. Treasury Notes, 2.875%, 9/30/23, total value $12,930)	12,000	12,000
HSBC Securities (USA), Inc., 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $12,000 (Collateralized by $9,400 U.S. Treasury Bonds, 6.625%, 2/15/27, total value $12,338)	12,000	12,000
RBC Capital Markets, LLC, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $18,000 (Collateralized by $18,300 U.S. Treasury Notes, 1.50%, 10/31/21, total value $18,430)	18,000	18,000
Societe’ Generale, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $73,000 (Collateralized by $68,100 U.S. Treasury Notes, 2.00%, 2/15/23, total value $74,557)	73,000	73,000
UMB Financial Corp., 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $8,000 (Collateralized by $8,000 Federal Farm Credit Banks, 2.37%, 2/5/24, total value $8,451)	8,000	8,000
TOTAL REPURCHASE AGREEMENTS (Cost $129,000)		129,000
TOTAL INVESTMENT SECURITIES (Cost $129,000)—27.5%		129,000
Net other assets (liabilities)—72.5%		340,579
NET ASSETS—(100.0%)		$469,579

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	3	7/1/21	$(371,977)	$2,973

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Buy Protection(a)

Underlying Instrument	Payment Frequency	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at April 30, 2021(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin
CDX North America High Yield Index Swap Agreement; Series 36	Daily	5.00%	6/20/26	2.89%	$450,000	$(44,254)	$(38,009)	$(6,245)	$689

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

April 30, 2021 (unaudited) :: Schedule of Portfolio Investments :: Access Flex High Yield ProFund :: 9

U.S. Treasury Obligation (66.3%)

	Principal Amount	Value
U.S. Treasury Notes, 0.75%, 4/30/26	$12,000,000	$11,943,281
TOTAL U.S. TREASURY OBLIGATION (Cost $11,922,228)		11,943,281
Repurchase Agreements (28.1%)
Canadian Imperial Bank of Commerce, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $238,000 (Collateralized by $246,900 U.S. Treasury Notes, 0.375%, 11/30/25, total value $242,834)	238,000	238,000
Credit Agricole, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $476,000 (Collateralized by $451,000 U.S. Treasury Notes, 2.875%, 9/30/23, total value $485,950)	476,000	476,000
HSBC Securities (USA), Inc., 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $476,000 (Collateralized by $369,900 U.S. Treasury Bonds, 6.625%, 2/15/27, total value $485,521)	476,000	476,000
RBC Capital Markets, LLC, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $714,000 (Collateralized by $723,200 U.S. Treasury Notes, 1.50%, 10/31/21, total value $728,332)	714,000	714,000
Societe’ Generale, 0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $2,882,000 (Collateralized by $2,800,400 U.S. Treasury Notes, 1.625%–2.00%, 11/15/22–2/15/23, which had an aggregate value of $2,939,662)	2,882,000	2,882,000
UMB Financial Corp.,0.00%, 5/3/21, dated 4/30/21, with a repurchase price of $284,000 (Collateralized by $272,000 Federal Farm Credit Banks, 2.61%, 2/27/24, total value $289,816)	284,000	284,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,070,000)		5,070,000
TOTAL INVESTMENT SECURITIES (Cost $16,992,228)—94.4%		17,013,281
Net other assets (liabilities)—5.6%		1,016,426
NET ASSETS—(100.0%)		$18,029,707

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	5	7/1/21	$619,961	$(5,007)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Payment Frequency	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2021(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin
CDX North America High Yield Index Swap Agreement; Series 36	Daily	5.00%	6/20/26	2.84%	$15,170,000	$1,491,831	$1,289,401	$202,430	$(23,969)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

10 :: Statements of Assets and Liabilities :: April 30, 2021 (unaudited)

	Access Flex Bear High Yield ProFund	Access Flex High Yield ProFund
ASSETS:
Total Investment Securities, at cost	$129,000	$16,992,228
Securities, at value	—	11,943,281
Repurchase agreements, at value	129,000	5,070,000
Total Investment Securities, at value	129,000	17,013,281
Cash	869	774
Segregated cash balances for futures contracts with brokers	2,640	4,400
Segregated cash balances for credit default swap agreements with brokers	25,839	1,363,280
Interest receivable	—	245
Receivable for closed swap positions	6,013	—
Due from Advisor under a Receivables Agreement	293,281	—
Due from Advisor under an expense limitation agreement	2,011	—
Variation margin on futures contracts	—	469
Variation margin on credit default swap agreements	689	—
Prepaid expenses	10,348	8,847
TOTAL ASSETS	470,690	18,391,296
LIABILITIES:
Payable for capital shares redeemed	—	273,734
Variation margin on futures contracts	281	—
Variation margin on credit default swap agreements	—	23,969
Advisory fees payable	—	10,278
Management services fees payable	—	2,056
Administration fees payable	32	1,176
Distribution and services fees payable—Service Class	20	2,788
Transfer agency fees payable	53	2,195
Fund accounting fees payable	18	643
Compliance services fees payable	5	161
Service fees payable	2	73
Other accrued expenses	700	44,516
TOTAL LIABILITIES	1,111	361,589
NET ASSETS	$469,579	$18,029,707
NET ASSETS CONSIST OF:
Capital	$5,923,705	$17,339,743
Total distributable earnings (loss)	(5,454,126)	689,964
NET ASSETS	$469,579	$18,029,707
NET ASSETS:
Investor Class	$457,071	$14,670,775
Service Class	12,508	3,358,932
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, no par value):
Investor Class	15,004	446,263
Service Class	477	103,310
NET ASSET VALUE: (offering and redemption price per share)
Investor Class	$30.46	$32.87
Service Class	26.22	32.51

Amounts designated as “ — ” are $0 or have been rounded to $0.

See accompanying notes to the financial statements.

For the Periods Indicated (unaudited) :: Statements of Operations :: 11

	Access Flex Bear High Yield ProFund	Access Flex High Yield ProFund
	Six Months Ended April 30, 2021	Six Months Ended April 30, 2021
INVESTMENT INCOME:
Interest	$10	$32,616
EXPENSES:
Advisory fees	1,883	75,610
Management services fees	376	15,122
Administration fees	233	8,439
Distribution and services fees—Service Class	91	14,488
Transfer agency fees	173	8,033
Administrative services fees	831	26,720
Registration and filing fees	22,342	34,257
Custody fees	46	1,692
Fund accounting fees	130	4,891
Trustee fees	7	256
Compliance services fees	3	118
Service fees	28	1,142
Legal fees	473	17,056
Other fees	1,096	20,839
Total Gross Expenses before reductions	27,712	228,663
Expenses reduced and reimbursed by the Advisor	(23,152)	(34,727)
TOTAL NET EXPENSES	4,560	193,936
NET INVESTMENT INCOME (LOSS)	(4,550)	(161,320)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	—	(272,223)
Net realized gains (losses) on futures contracts	2,479	(3,579)
Net realized gains (losses) on swap agreements	(42,447)	1,155,337
Change in net unrealized appreciation/depreciation on investment securities	—	37,489
Change in net unrealized appreciation/depreciation on futures contracts	1,388	(3,021)
Change in net unrealized appreciation/depreciation on swap agreements	(11,790)	412,286
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(50,370)	1,326,289
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,920)	$1,164,969

Amounts designated as “ — ” are $0 or have been rounded to $0.

See accompanying notes to the financial statements.

12 :: Statements of Changes in Net Assets :: For the Periods Indicated

	Access Flex Bear High Yield ProFund		Access Flex High Yield ProFund
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(4,550)	$(14,725)	$(161,320)	$(295,418)
Net realized gains (losses) on investments	(39,968)	(119,631)	879,535	759,149
Change in net unrealized appreciation/depreciation on investments	(10,402)	8,535	446,754	(496,595)
Change in net assets resulting from operations	(54,920)	(125,821)	1,164,969	(32,864)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions
Investor Class	—	—	(249,025)	(473,488)
Service Class	—	—	(38,042)	(73,610)
Return of capital
Investor Class	—	—	—	(51,279)
Service Class	—	—	—	(7,972)
Change in net assets resulting from distributions	—	—	(287,067)	(606,349)
Change in net assets resulting from capital transactions	(334,408)	145,189	(3,211,821)	(3,640,067)
Change in net assets	(389,328)	19,368	(2,333,919)	(4,279,280)
NET ASSETS:
Beginning of period	858,907	839,539	20,363,626	24,642,906
End of period	$469,579	$858,907	$18,029,707	$20,363,626
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$973,723	$5,134,273	$15,951,711	$100,359,693
Distributions reinvested	—	—	248,008	510,530
Value of shares redeemed	(1,308,705)	(4,971,541)	(19,846,591)	(103,023,846)
Service Class
Proceeds from shares issued	29,755	712,479	1,466,085	10,267,023
Distributions reinvested	—	—	38,042	81,582
Value of shares redeemed	(29,181)	(730,022)	(1,069,076)	(11,835,049)
Change in net assets resulting from capital transactions	$(334,408)	$145,189	$(3,211,821)	$(3,640,067)
SHARE TRANSACTIONS:
Investor Class
Issued	31,260	146,202	485,810	3,084,990
Reinvested	—	—	7,664	15,586
Redeemed	(41,715)	(144,619)	(602,012)	(3,124,054)
Service Class
Issued	1,102	24,676	45,254	313,888
Reinvested	—	—	1,188	2,534
Redeemed	(1,102)	(25,319)	(32,696)	(369,466)
Change in shares	(10,455)	940	(94,792)	(76,522)

Amounts designated as “ — ” are $0 or have been rounded to $0.

See accompanying notes to the financial statements.

Financial Highlights :: 13

Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In excess of Net Investment Income	Return of Capital	Total Distributions
Access Flex Bear High Yield ProFund
Investor Class
Six Months Ended April 30, 2021 (unaudited)	$33.20	(0.27)	(2.47)	(2.74)	—	—	—	—
Year Ended October 31, 2020	$33.78	(0.53)	(0.05)	(0.58)	—	—	—	—
Year Ended October 31, 2019	$37.85	(0.21)	(3.86)	(4.07)	—	—	—	—
Year Ended October 31, 2018	$38.27	(0.35)	(0.07)	(0.42)	—	—	—	—
Year Ended October 31, 2017(e)	$40.76	(0.50)	(1.99)	(2.49)	—	—	—	—
Year Ended October 31, 2016(e)	$45.65	(0.70)	(4.19)	(4.89)	—	—	—	—
Service Class
Six Months Ended April 30, 2021 (unaudited)	$28.71	(0.41)	(2.08)	(2.49)	—	—	—	—
Year Ended October 31, 2020	$29.49	(0.82)	0.04	(0.78)	—	—	—	—
Year Ended October 31, 2019	$33.40	(0.53)	(3.38)	(3.91)	—	—	—	—
Year Ended October 31, 2018	$34.11	(0.69)	(0.02)	(0.71)	—	—	—	—
Year Ended October 31, 2017(e)	$36.49	(0.85)	(1.53)	(2.38)	—	—	—	—
Year Ended October 31, 2016(e)	$41.25	(1.10)	(3.66)	(4.76)	—	—	—	—
Access Flex High Yield ProFund
Investor Class
Six Months Ended April 30, 2021 (unaudited)	$31.65	(0.24)	2.04	1.80	—	(0.58)	—	(0.58)
Year Ended October 31, 2020	$34.28	(0.39)	(0.98)	(1.37)	—	(1.14)	(0.12)	(1.26)
Year Ended October 31, 2019	$32.40	0.06	3.20	3.26	(0.06)	(1.32)	—	(1.38)
Year Ended October 31, 2018	$33.54	0.11	(0.18)	(0.07)	(0.11)	(0.69)	(0.27)	(1.07)
Year Ended October 31, 2017	$32.66	(0.16)	2.27	2.11	—	(1.23)	—	(1.23)
Year Ended October 31, 2016	$33.89	(0.26)	1.94	1.68	—	(2.91)	—	(2.91)
Service Class
Six Months Ended April 30, 2021 (unaudited)	$31.33	(0.40)	2.03	1.63	—	(0.45)	—	(0.45)
Year Ended October 31, 2020	$33.80	(0.71)	(0.96)	(1.67)	—	(0.72)	(0.08)	(0.80)
Year Ended October 31, 2019	$32.03	(0.27)	3.15	2.88	—	(1.11)	—	(1.11)
Year Ended October 31, 2018	$32.80	(0.21)	(0.17)	(0.38)	—	(0.29)	(0.10)	(0.39)
Year Ended October 31, 2017	$31.89	(0.48)	2.22	1.74	—	(0.83)	—	(0.83)
Year Ended October 31, 2016	$33.15	(0.57)	1.90	1.33	—	(2.59)	—	(2.59)

			Ratios to Average Net Assets			Supplemental Data
Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)

$30.46	(8.25	)%(d)	11.00%	1.78%	(1.78)%	$457	—
$33.20	(1.72)%		5.56%	1.78%	(1.56)%	$845	—
$33.78	(10.75)%		5.99%	1.78%	(0.60)%	$807	—
$37.85	(1.10)%		5.42%	1.78%	(0.92)%	$591	—
$38.27	(6.09	)%(f)	4.18%	1.78%	(1.30)%	$671	—
$40.76	(10.73)%		4.24%	1.78%	(1.63)%	$3,028	—

$26.22	(8.70	)%(d)	12.00%	2.78%	(2.78)%	$13	—
$28.71	(2.64)%		6.56%	2.78%	(2.56)%	$14	—
$29.49	(11.70)%		6.99%	2.78%	(1.60)%	$33	—
$33.40	(2.05)%		6.42%	2.78%	(1.92)%	$38	—
$34.11	(6.55	)%(f)	5.18%	2.78%	(2.30)%	$116	—
$36.49	(11.62)%		5.24%	2.78%	(2.63)%	$169	—

$32.87	5.75	%(d)	2.12%	1.78%	(1.45)%	$14,671	637	%(d)
$31.65	(4.05)%		2.07%	1.88%	(1.17)%	$17,557	1,534%
$34.28	10.26%		1.90%	1.90%	0.19%	$19,823	1,362%
$32.40	(0.21)%		1.77%	1.77%	0.35%	$25,909	1,334%
$33.54	6.58	%(g)	1.81%	1.81%	(0.49)%	$25,367	1,517%
$32.66	5.50%		1.64%	1.64%	(0.80)%	$41,517	1,851%

$32.51	5.22	%(d)	3.12%	2.78%	(2.45)%	$3,359	637	%(d)
$31.33	(4.98)%		3.07%	2.88%	(2.17)%	$2,806	1,534%
$33.80	9.12%		2.90%	2.90%	(0.81)%	$4,820	1,362%
$32.03	(1.15)%		2.77%	2.77%	(0.65)%	$2,648	1,334%
$32.80	5.54	%(g)	2.81%	2.81%	(1.49)%	$5,326	1,517%
$31.89	4.53%		2.64%	2.64%	(1.80)%	$8,834	1,851%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.

(e)	As described in Note 9, adjusted for 1:5 reverse share split that occurred on December 5, 2016.

(f)	During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 3.30%.

(g)	During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.76%.

See accompanying notes to the financial statements.

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Notes to Financial Statements

16 :: Notes to Financial Statements :: April 30, 2021 (unaudited)

1. Organization

ProFunds (the “Trust”) consists of 115 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to Access Flex Bear High Yield ProFund (formerly the Access Flex Bear High Yield Fund, a series of Access One Trust, an affiliated investment company), and Access Flex High Yield ProFund (formerly the Access Flex High Yield Fund, a series of Access One Trust, an affiliated investment company) (collectively, the “ProFunds” and individually a “ProFund”). Each ProFund is classified as non-diversified under the 1940 Act. Each ProFund has two classes of shares outstanding: an Investor Class and a Service Class.

On December 10, 2020, the Trust’s Board of Trustees approved a plan of reorganization and termination pursuant to which Access Flex Bear High Yield Fund and Access Flex High Yield Fund, as formerly known, would each reorganize into a corresponding newly created series within the Trust, named Access Flex Bear High Yield ProFund and Access Flex High Yield ProFund. The transaction occurred on April 23, 2021. As part of the plan of reorganization and termination, Access Flex Bear High Yield ProFund and Access Flex High Yield ProFund each adopted a fiscal year end of July 31st, a change from the predecessor Funds’ October 31st fiscal year end. Each new series retained a tax year end of October 31st.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFunds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each ProFund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the ProFunds as short-term investments for cash positions. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. ProFunds within the Trust invest in repurchase agreements jointly. Each ProFund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each ProFund. The collateral underlying the repurchase agreement is held by the ProFund’s custodian. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. During periods of high demand for repurchase agreements, the ProFunds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found on each ProFund’s Schedule of Portfolio Investments.

April 30, 2021 (unaudited) :: Notes to Financial Statements :: 17

Derivative Instruments

Each ProFund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the ProFunds do not adopt defensive positions in cash or other instruments in anticipation of an adverse market climate. The Access Flex Bear High Yield ProFund invests primarily in derivatives and money market instruments that the Advisor believes, in combination, should provide investment results that inversely correspond to the high yield market. The Access Flex High Yield ProFund invests primarily in derivatives, money market instruments, and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the period ended April 30, 2021, the ProFunds held credit default swap agreements for credit exposure to the high yield market, and futures contracts and/or treasury notes for interest rate exposure to meet each ProFund’s investment objective.

All open derivative positions at period end are reflected on each respective ProFund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each ProFund transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each ProFund’s investment objective. The notional amount of open derivative positions relative to each ProFund’s net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

The Advisor is registered as a commodity pool operator (a “CPO”) under the Commodity Exchange Act (“CEA”), in connection with its management of certain series of the Trust not included in this report. The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside of the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements did not adversely affect the total return of any ProFund included in this report.

The following is a description of the derivative instruments utilized by the ProFunds, including certain risks related to each instrument type.

Swap Agreements

As of April 30, 2021, the Access Flex Bear High Yield ProFund invested in centrally cleared credit default swaps as a substitute for shorting notes in order to gain inverse credit exposure to the high yield market. As of April 30, 2021, the Access Flex High Yield ProFund invested in centrally cleared credit default swaps as a substitute for investing directly in notes in order to gain credit exposure to the high yield market.

In a credit default swap (“CDS”), the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference entity.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because, generally, a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party’s performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a ProFund.

If a ProFund is a seller of a CDS contract (also referred to as a seller of protection or as a buyer of risk), the ProFund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the ProFund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the ProFund would keep the stream of payments and would have no payment obligations. As the seller, the ProFund would be subject to investment exposure on the notional amount of the swap.

If a ProFund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk), the ProFund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the ProFund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the ProFund.

The ProFunds enter into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

Upon entering into a centrally cleared CDS, a ProFund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to a ProFund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short

18 :: Notes to Financial Statements :: April 30, 2021 (unaudited)

positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

Futures Contracts

The ProFunds may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of April 30, 2021, each ProFund held cash-settled U.S. Treasury note futures contracts.

A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The ProFunds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the ProFunds realize a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund’s loss from an unhedged short position in a futures contract is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. The ProFunds will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a ProFund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the ProFund may elect to close its position by taking an opposite position, which will operate to terminate the ProFund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although a ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the ProFund to substantial losses. If trading is not possible, or if the ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a ProFund.

April 30, 2021 (unaudited) :: Notes to Financial Statements :: 19

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the ProFund’s Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2021.

	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*

Credit Risk Exposure:
Access Flex Bear High Yield ProFund	$—	$—	$—	$6,245
Access Flex High Yield ProFund	—	202,430	—	—
Interest Rate Risk Exposure:
Access Flex Bear High Yield ProFund	$2,973	$—	$—	$—
Access Flex High Yield ProFund	—	—	5,007	—

*     Includes cumulative appreciation/(depreciation) of futures contracts and on credit default swap agreements as reported in the Schedules of Portfolio Investments. Only current day’s variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the ProFund’s Statement of Operations, categorized by risk exposure, for the period ended April 30, 2021.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements

Credit Risk Exposure:
Access Flex Bear High Yield ProFund	$—	$(42,447)	$—	$(11,790)
Access Flex High Yield ProFund	—	1,155,337	—	412,286
Interest Rate Risk Exposure:
Access Flex Bear High Yield ProFund	$2,479	$—	$1,388	$—
Access Flex High Yield ProFund	(3,579)	—	(3,021)	—

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a ProFund are charged to that ProFund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex Bear High Yield ProFund intends to declare and distribute net investment income at least annually, if any. The Access Flex High Yield ProFund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., differing treatment on certain swap agreements, net operating loss, distribution reclassification, and equalization), such

20 :: Notes to Financial Statements :: April 30, 2021 (unaudited)

amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The ProFunds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the ProFunds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFunds have a tax year end of October 31st.

Management of the ProFunds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFunds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

3. Investment Valuation Summary

The valuation techniques employed by the ProFunds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the ProFunds (observable inputs) and the ProFunds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the ProFunds’ investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the ProFunds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

Security prices are generally valued at their fair value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the Nasdaq National Market System (“Nasdaq/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the Nasdaq/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

April 30, 2021 (unaudited) :: Notes to Financial Statements :: 21

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded; (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board-approved fair valuation procedures. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a ProFund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a ProFund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a ProFund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the period ended April 30, 2021, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of April 30, 2021, based upon the three levels defined above, is included in the table below:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access Flex Bear High Yield ProFund
Repurchase Agreements	$—	$—	$129,000	$—	$129,000	$—
Futures Contracts	—	2,973	—	—	—	2,973
Credit Default Swap Agreements	—	—	—	(6,245)	—	(6,245)
Total	$—	$2,973	$129,000	$(6,245)	$129,000	$(3,272)
Access Flex High Yield ProFund
U.S. Treasury Obligation	$—	$—	$11,943,281	$—	$11,943,281	$—
Repurchase Agreements	—	—	5,070,000	—	5,070,000	—
Futures Contracts	—	(5,007)	—	—	—	(5,007)
Credit Default Swap Agreements	—	—	—	202,430	—	202,430
Total	$—	$(5,007)	$17,013,281	$202,430	$17,013,281	$197,423

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and credit default swap agreements. These investments are generally recorded in the financial statements at the unrealized appreciation/(depreciation) on the investment.

4. Fees and Transactions with Affiliates and Other Parties

The ProFunds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective ProFund.

In addition, subject to the condition that the aggregate daily net assets of the Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund: 0.025% of the ProFund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund’s daily net assets in excess of $2 billion. During the period ended April 30, 2021, no ProFund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”) acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.05% and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee and reimbursement of certain expenses.

FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, account and service charges fees, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

22 :: Notes to Financial Statements :: April 30, 2021 (unaudited)

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds. For these services, each ProFund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”

The ProFunds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFunds for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting, and $3,000 for attending each telephonic meeting. During the period ended April 30, 2021, actual Trustee compensation was $355,500 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds for the periods listed below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses) as follows:

	For the Period February 29, 2020 through February 28, 2021		For the Period February 28, 2021 through November 30, 2021
	Investor Class	Service Class	Investor Class	Service Class
Access Flex Bear High Yield ProFund	1.78%	2.78%	1.78%	2.78%
Access Flex High Yield ProFund	1.78%	2.78%	1.78%	2.78%

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of the recoupment or the expense limitation in place at the time of the waiver or reimbursement. Any amounts recouped by the Advisor during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of April 30, 2021, the recoupments that may potentially be made by the ProFunds are as follows:

	Expires 2/28/22	Expires 2/28/23	Expires 2/29/24	Expires 11/30/24	Total
Access Flex Bear High Yield ProFund	$28,419	$30,929	$27,575	$20,629	$107,552
Access Flex High Yield ProFund	—	—	51,948	26,883	78,831

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2021 were as follows:

	Purchases	Sales
Access Flex High Yield ProFund	$80,981,826	$81,475,592

6. Investment Risks

Some risks apply to all ProFunds, while others are specific to the investment strategy of a ProFund. Each ProFund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the ProFunds. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than other risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Risks Associated with the Use of Derivatives

The ProFunds may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive, may expose the ProFunds to greater risks, and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When a ProFund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the high yield market) and the derivative, which may prevent that ProFund from achieving its investment objective. Because derivatives often require only a

April 30, 2021 (unaudited) :: Notes to Financial Statements :: 23 limited initial investment, the use of derivatives also may expose the ProFunds to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the ProFund’s return.

Active Investor Risk

The ProFunds permit short-term trading of their securities. In addition, the Advisor expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use the ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for a ProFund. In addition, large movements of assets into and out of a ProFund may have a negative impact on that ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in the ProFund’s prospectus.

Credit Default Swaps (CDS) Risk

While the Access Flex Bear High Yield ProFund will normally be a net “buyer” of CDS and while the Access Flex High Yield ProFund will normally be a net “seller” of CDS, at times the Access Flex Bear High Yield ProFund may be a net “seller” and the Access Flex High Yield ProFund may be a net “buyer” of CDS. When a ProFund is a seller of credit protection, upon the occurrence of a credit event, the ProFund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a ProFund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the ProFund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although, each ProFund intends, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which a ProFund invests or in the reference entities subject to the CDS. As a result, a ProFund’s ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a ProFund may use a single counterparty or a small number of counterparties, certain CDS involve many reference entities and there are no limitations on the notional amount established for the CDS. As a result, counterparty risk may be amplified.

Counterparty Risk

A ProFund that will invest in financial instruments involving third parties (i.e., counterparties) is subject to counterparty risk. The use of financial instruments, such as CDS or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Each ProFund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the ProFund. The ProFunds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A ProFund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in that ProFund may decline. A ProFund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a ProFund may obtain only limited recovery or may obtain no recovery in such circumstances.

The ProFunds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the ProFund. For example, the ProFund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the ProFund if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, a ProFund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true fair value in the judgment of the Advisor. Markets for the securities or financial instruments in which the ProFund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a ProFund from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with the total return of the high yield market.

Debt Instruments Risk

Each ProFund will invest in, or seek exposure to, debt instruments. Debt instruments are subject to adverse issuer, political, regulatory,

24 :: Notes to Financial Statements :: April 30, 2021 (unaudited)

market and economic developments, as well as developments that affect economic sectors, industries, or segments of the market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of a ProFund. Debt instruments may have varying levels of sensitivity to changes in interest rates.

Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in a ProFund to change. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. The Access Flex Bear High Yield ProFund is inversely correlated to bond prices and will typically respond differently to the above factors than would a ProFund positively correlated to bond prices such as the Access Flex High Yield ProFund.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a ProFund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the ProFund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a ProFund’s performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield ProFund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the ProFund.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, and widespread disease, including pandemics and epidemics (the novel coronavirus (COVID-19)), generally have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the ProFunds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the ProFunds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the ProFund’s investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the ProFunds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the ProFund to complete redemptions and otherwise affect ProFund performance and ProFund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a ProFund’s performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of COVID-19 has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the ProFunds to quickly become outdated or inaccurate, resulting in significant losses.

April 30, 2021 (unaudited) :: Notes to Financial Statements :: 25

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the latest tax years ended, as noted below, were as follows:

	Year Ended October 31, 2020				Year Ended October 31, 2019
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Access Flex High Yield ProFund	$547,098	$—	$59,251	$606,349	$1,173,721	$—	$—	$1,173,721

As of the latest tax year ended October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access Flex Bear High Yield ProFund	$—	$—	$—	$(5,399,206)	$—	$(5,399,206)
Access Flex High Yield ProFund	—	—	—	(171,502)	(16,436)	(187,938)

Under current tax law, capital and specific ordinary loss realized after October 31 may be deferred and treated as occurring on the first business day of the following tax fiscal year. As of the current tax year ended October 31, 2020, the following ProFund had deferred losses which will be treated as arising on the first day of the tax fiscal year ending on October 31, 2021:

Qualified Late Year Ordinary Losses
Access Flex Bear High Yield ProFund	$57,187

As of the latest tax year ended October 31, 2020, the ProFunds had capital loss carryforwards (“CLCFs”) as summarized in the table below.

No Expiration Date
Access Flex Bear High Yield ProFund	$5,342,019
Access Flex High Yield ProFund	171,502

The Board does not intend to authorize a distribution of any realized gain for a ProFund until any applicable CLCF has been offset or expires. As of October 31, 2020, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities and derivative instruments, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex Bear High Yield ProFund	$488,000	$—	$—	$—
Access Flex High Yield ProFund	31,371,266	—	(16,436)	(16,436)

8. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the ProFunds transacted business with subsidiaries of Lehman Brothers Holdings, Inc. (altogether, “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after that date. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

As of April 30, 2021, Access Flex Bear High Yield ProFund was owed $299,294 of the original amount owed, as of September 15, 2008, of $925,069, from over-the-counter derivatives transactions with Lehman. To the extent Lehman fails to fully pay the Access Flex Bear High Yield ProFund by the conclusion of the bankruptcy in connection with the settlement of such transactions, the Advisor, an affiliate of the Trust, has entered into a Receivables Agreement dated September 15, 2008 to reimburse the Access Flex Bear High Yield ProFund for any shortfall in payments from Lehman. Specifically, the Receivables Agreement among the Advisor, ProShare Advisors LLC (an investment adviser affiliated with the Advisor) and ProFunds Trust, ProShares Trust and the Trust (collectively, the “PF Trusts”) (each affiliated and under common control with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the Access Flex Bear High Yield ProFund from Lehman for brokerage transactions or written over-the-counter derivatives agreements as of September 15, 2008 (the “Lehman Obligations”). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments are triggered if any specified fund of a PF Trust, including the Access Flex Bear High Yield ProFund, does not recover the full amounts owed to it by Lehman following the

26 :: Notes to Financial Statements :: April 30, 2021 (unaudited)

conclusion of all bankruptcy, liquidation and Securities Investor Protection Corporation proceedings related to Lehman. Accordingly, no loss is expected to be realized by the Access Flex Bear High Yield ProFund. Lehman has made payments on the original amount owed to Access Flex Bear High Yield ProFund. The fair value of the remaining claim due from Lehman in the Access Flex Bear High Yield ProFund is $6,013 and is included in “Receivable for closed swap positions” on the Statements of Assets and Liabilities. The fair value of the amount that is estimated to be paid by the Advisor is $293,281 and is included in “Due from Advisor under a Receivables Agreement” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of April 30, 2021.

9. Reverse Share Splits

Effective December 5, 2016, the Access Flex Bear High Yield ProFund underwent a 1-for-5 reverse share split. The effect of the reverse share split transaction was to divide the number of outstanding shares of the Access Flex Bear High Yield ProFund by the reverse split factor, with a corresponding increase in the net asset value per share. This transaction did not change the net assets of the Access Flex Bear High Yield ProFund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split.

10. Subsequent Events

The ProFunds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that have a material impact on the ProFunds’ financial statements.

Board Approval of Liquidity Risk Management Program (unaudited) :: 27

Liquidity Risk Management Program

Access One Trust (the “Trust”) has implemented a liquidity risk management program (“Liquidity Program”) to identify illiquid investments pursuant to Rule 22e-4 of the Investment Company Act of 1940, as amended. The Board of Trustees of the Trust (“the Board”) has approved the designation of ProFund Advisors LLC (the “Program Administrator”) to administer the Trust’s Liquidity Program, subject to the oversight of the Board.

On September 14, 2020, during a meeting of the Board, the Chief Compliance Officer of the Trust provided to the Board the annual report on the Trust’s Liquidity Program (the “Annual Liquidity Report”). The Annual Liquidity Report, which covered the period from January 1, 2020 through June 30, 2020, and supplemented the prior annual liquidity report, which had been presented on March 12, 2020 covering the period from June 1, 2019 through December 31, 2019, addressed the operation of the Trust’s Liquidity Program and assessed the adequacy and effectiveness of the Liquidity Program’s implementation. The Annual Liquidity Report affirmed that the Program Administrator believes that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk; (2) each Fund’s liquidity risk continues to be appropriate in light of the Fund’s investment objective and strategies and each Fund’s investment strategies continue to be appropriate for an open-end management investment company; and (3) the Program has been adequately and effectively implemented with respect to each Fund from January 1, 2020 through June 30, 2020. Subsequent annual reports will cover a June – June period.

The Annual Liquidity Report also affirmed that there have been no material changes to the Liquidity Program since its initial approval and that no material changes were being recommended at that time.

P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637 Or: 614-470-8122
Institutions and Financial Professionals Only: 888-776-5717 Or: 240-497-6552
Fax Number: (800) 782-4797
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the ProFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds’ website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

ProFunds files complete lists of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT (and successor Forms). Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

04/21

Item 2. Code of Ethics.

Not applicable - only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable - only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable - only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Not applicable - only for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ProFunds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	June 29, 2021

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	June 22, 2021

* Print the name and title of each signing officer under his or her signature.